EXHIBIT 10.5

SANDISK CORPORATION

NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of SanDisk Corporation (the “Corporation”):

Optionee:

Grant Date:

Exercise Price:	$	per share

Number of Option Shares:	[	] shares of Common Stock

Expiration Date

Type of Option: Non-Statutory Stock Option

Date Exercisable: Immediately Exercisable

Vesting Schedule: [To be completed in accordance with the Non-Employee Director Compensation Policy]

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the SanDisk Corporation 2013 Stock Incentive Plan (the “Plan”) and the Non-Employee Director Compensation Plan. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ANY UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

Definitions. Except as otherwise specified in this Notice, all capitalized terms in this Notice shall have the meaning assigned to them in the Plan or in the attached Stock Option Agreement.

DATED:	, 20

SANDISK CORPORATION
By:
Title:

, OPTIONEE
Address:

ATTACHMENTS
Exhibit A -Stock Option Agreement
Exhibit B - Plan Summary and Prospectus

EXHIBIT A
STOCK OPTION AGREEMENT

EXHIBIT B
PLAN SUMMARY AND PROSPECTUS